UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investors Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2009

Legg Mason Partners

Corporate Bond Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital.

Fund name change

During the fourth quarter of 2009, it is expected that the Fund’s name will change to Legg Mason Western Asset Corporate Bond Fund. There will be no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy remained weak during the six-month reporting period ended June 30, 2009. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately six and a half million jobs have been shed and we have experienced eighteen consecutive months of job losses. In addition, the unemployment rate continued to move steadily higher, rising from 9.4% in May to 9.5% in June 2009, to reach its highest rate since August 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable in recent months and, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and inventory levels were drawn down.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Legg Mason Partners Corporate Bond Fund	I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

Both short- and long-term Treasury yields fluctuated during the reporting period. This was often prompted by changing perceptions regarding the economy, future Fed policy decisions and the government’s initiatives to stabilize the financial system. When the period began, Treasury yields were extremely low, given numerous “flights to quality” in 2008 that were triggered by the financial crisis. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields drifted even lower (and their prices higher) in mid-January 2009. Yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.11% and 3.53%. Over the six months ended June 30, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded as the six-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the six-month period ended June 30, 2009, the Barclays Capital U.S. Aggregate Indexiv returned 1.90%.

II	Legg Mason Partners Corporate Bond Fund

The high-yield bond market produced outstanding results over the six months ended June 30, 2009. After generating poor results in 2008, the asset class posted positive returns during five of the six months of the reporting period. This strong rally was due to a variety of factors, including signs that the frozen credit markets were thawing, some modestly better economic data and increased demand from investors searching for higher yields. All told, over the six months ended June 30, 2009, the Citigroup High Yield Market Indexv returned 28.60%.

Performance review

For the six months ended June 30, 2009, Class A shares of Legg Mason Partners Corporate Bond Fund, excluding sales charges, returned 15.24%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Credit Indexvi, returned 6.87% over the same time frame. The Lipper Corporate Debt Funds A-Rated Category Average1 returned 6.56% for the same period.

PERFORMANCE SNAPSHOT as of June 30, 2009 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Corporate Bond Fund — Class A Shares	15.24%
Barclays Capital U.S. Credit Index	6.87%
Lipper Corporate Debt Funds A-Rated Category Average[1]	6.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 14.83%, Class C shares returned 14.89% and Class I shares returned 15.68% over the six months ended June 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
The 30-Day SEC Yields for the period ended June 30, 2009 for Class A, B, C and I shares were 6.15%, 5.65%, 5.69% and 6.95%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.17%, 1.86%, 1.91% and 0.75%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 161 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Corporate Bond Fund	III

Letter from the chairman continued

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 31, 2009

IV	Legg Mason Partners Corporate Bond Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to interest rate and credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi	The Barclays Capital (formerly Lehman Brothers) U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

Legg Mason Partners Corporate Bond Fund	V

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2009 and held for the six months ended June 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	15.24%	$1,000.00	$1,152.40	1.23%	$6.56
Class B	14.83	1,000.00	1,148.30	2.01	10.71
Class C	14.89	1,000.00	1,148.90	1.97	10.50
Class I	15.68	1,000.00	1,156.80	0.69	3.69

[1]	For the six months ended June 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,018.70	1.23%	$6.16
Class B	5.00	1,000.00	1,014.83	2.01	10.04
Class C	5.00	1,000.00	1,015.03	1.97	9.84
Class I	5.00	1,000.00	1,021.37	0.69	3.46

[1]	For the six months ended June 30, 2009.

[2]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2009

LEGG MASON PARTNERS CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 92.3%
CONSUMER DISCRETIONARY — 7.8%
	Automobiles — 0.2%
$6,430,000	General Motors Corp., Senior Debentures, 8.375% due 7/15/33(a)	$851,975
	Leisure Equipment & Products — 0.4%
1,300,000	Hasbro Inc., Senior Notes, 6.300% due 9/15/17	1,267,863
	Media — 6.2%
	Comcast Corp.:
4,030,000	6.400% due 5/15/38	3,957,803
926,000	Notes, 6.450% due 3/15/37	915,521
4,235,000	Senior Notes, 6.500% due 1/15/17	4,499,450
3,850,000	News America Holdings Inc., Senior Debentures, 8.500% due 2/23/25	3,917,464
1,910,000	News America Inc., Notes, 6.150% due 3/1/37	1,624,824
1,120,000	Omnicom Group Inc., Notes, 6.250% due 7/15/19	1,100,758
	Time Warner Cable Inc., Senior Notes:
780,000	8.750% due 2/14/19	910,181
140,000	8.250% due 4/1/19	159,119
3,850,000	Time Warner Cos. Inc., Debentures, 7.570% due 2/1/24	3,777,300
1,563,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	1,754,311
601,000	Time Warner Inc., Senior Debentures, 7.700% due 5/1/32	592,147
620,000	WPP Finance UK, Senior Notes, 8.000% due 9/15/14	630,288
	Total Media	23,839,166
	Multiline Retail — 1.0%
	Macy’s Retail Holdings Inc.:
3,965,000	Debentures, 6.650% due 7/15/24	2,631,134
1,350,000	Senior Notes, 5.875% due 1/15/13	1,183,636
	Total Multiline Retail	3,814,770
	TOTAL CONSUMER DISCRETIONARY	29,773,774
CONSUMER STAPLES — 4.1%
	Beverages — 0.5%
670,000	Bottling Group LLC, Senior Notes, 5.125% due 1/15/19	684,169
910,000	Dr. Pepper Snapple Group Inc., Senior Notes, 6.820% due 5/1/18	963,939
	Total Beverages	1,648,108
	Food & Staples Retailing — 2.0%
1,186,000	Delhaize Group, Senior Notes, 6.500% due 6/15/17	1,212,978
2,887,000	Kroger Co., Senior Notes, 6.750% due 4/15/12	3,123,283
3,100,000	Safeway Inc., Senior Notes, 6.350% due 8/15/17	3,281,195
	Total Food & Staples Retailing	7,617,456

See Notes to Financial Statements.

4	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Food Products — 0.7%
$1,360,000	Tyson Foods Inc., Senior Notes, 7.850% due 4/1/16	$1,318,191
1,460,000	Unilever Capital Corp., Senior Notes, 4.800% due 2/15/19	1,477,199
	Total Food Products	2,795,390
	Tobacco — 0.9%
1,740,000	Philip Morris International Inc., Senior Notes, 6.875% due 3/17/14	1,965,269
1,540,000	Reynolds American Inc., Senior Secured Notes, 7.625% due 6/1/16	1,546,662
	Total Tobacco	3,511,931
	TOTAL CONSUMER STAPLES	15,572,885
ENERGY — 11.9%
	Energy Equipment & Services — 0.8%
685,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17(b)	666,852
2,160,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13	2,241,691
	Total Energy Equipment & Services	2,908,543
	Oil, Gas & Consumable Fuels — 11.1%
6,361,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	6,223,234
1,016,000	Apache Corp., Senior Notes, 6.000% due 1/15/37	1,079,357
	ConocoPhillips:
2,870,000	Notes, 6.500% due 2/1/39	3,065,286
1,130,000	Senior Notes, 6.000% due 1/15/20	1,212,275
1,710,000	DCP Midstream LLC, Senior Notes, 6.750% due 9/15/37(b)	1,424,551
2,040,000	Devon Financing Corp. ULC, Debentures, 7.875% due 9/30/31	2,408,930
580,000	Energy Transfer Partners LP, Senior Notes, 9.700% due 3/15/19	666,947
	EOG Resources Inc., Senior Notes:
1,430,000	5.875% due 9/15/17	1,523,426
470,000	5.625% due 6/1/19	492,848
1,134,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16(b)	952,560
	Hess Corp., Notes:
1,220,000	8.125% due 2/15/19	1,391,291
354,000	7.875% due 10/1/29	384,970
710,000	Intergas Finance BV, Bonds, 6.375% due 5/14/17(b)	543,150
700,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(b)	649,250
	Kinder Morgan Energy Partners LP:
2,040,000	Medium-Term Notes, 6.950% due 1/15/38	1,982,125
770,000	Senior Notes, 7.125% due 3/15/12	823,865
1,270,000	LUKOIL International Finance BV, Notes, 6.356% due 6/7/17(b)	1,136,650
9,185,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	8,318,689
1,207,000	Petrobras International Finance Co., Global Notes, 5.875% due 3/1/18	1,192,410

See Notes to Financial Statements.

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 11.1% continued
$2,479,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17(b)	$2,069,965
3,388,000	Valero Energy Corp., Notes, 4.750% due 6/15/13	3,245,145
1,860,000	XTO Energy Inc., Senior Notes, 6.100% due 4/1/36	1,808,469
	Total Oil, Gas & Consumable Fuels	42,595,393
	TOTAL ENERGY	45,503,936
FINANCIALS — 37.7%
	Capital Markets — 5.5%
700,000	Bear Stearns Co. Inc., Senior Notes, 7.250% due 2/1/18	738,971
	Goldman Sachs Group Inc., Senior Notes:
840,000	6.000% due 5/1/14	877,588
1,120,000	6.150% due 4/1/18	1,092,219
	Kaupthing Bank HF:
1,963,000	Senior Notes, 5.750% due 10/4/11(a)(b)(e)	265,005
3,927,000	Subordinated Notes, 7.125% due 5/19/16(a)(b)(e)	9,817
4,812,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(a)(c)(d)	481
1,321,000	Lehman Brothers Holdings Inc., Subordinated Notes, 6.500% due 7/19/17(a)	132
	Merrill Lynch & Co. Inc.:
2,670,000	Senior Notes, 6.400% due 8/28/17	2,367,249
	Subordinated Notes:
5,790,000	5.700% due 5/2/17	4,973,853
1,309,000	6.110% due 1/29/37	1,013,907
	Morgan Stanley:
1,750,000	Medium-Term Notes, 6.625% due 4/1/18	1,747,445
	Senior Notes:
4,210,000	5.250% due 11/2/12	4,274,746
400,000	6.000% due 5/13/14	405,410
5,606,000	UBS Preferred Funding Trust, Subordinated Notes, 6.243% due 5/15/16(c)(d)	3,311,565
	Total Capital Markets	21,078,388
	Commercial Banks — 10.6%
2,820,000	BAC Capital Trust XI, Notes, 6.625% due 5/23/36	2,132,177
3,700,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12(c)(d)	1,850,962
3,026,000	Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16(b)(c)	2,657,581
	Barclays Bank PLC:
1,150,000	7.700% due 4/25/18(b)(c)(d)	958,120

See Notes to Financial Statements.

6	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Banks — 10.6% continued
$3,680,000	Junior Subordinated Bonds, 7.434% due 12/15/17(b)(c)(d)	$2,468,997
1,232,000	Comerica Capital Trust II, Capital Securities, 6.576% due 2/20/37(c)	728,446
	Glitnir Banki HF:
1,963,000	Notes, 6.330% due 7/28/11(a)(b)(e)	328,802
3,758,000	Subordinated Bonds, 7.451% due 9/14/16(a)(b)(c)(d)(e)	2,255
2,857,000	Subordinated Notes, 6.693% due 6/15/16(a)(b)(c)(e)	1,714
	ICICI Bank Ltd., Subordinated Bonds:
735,000	6.375% due 4/30/22(b)(c)	574,841
438,000	6.375% due 4/30/22(b)(c)	342,602
1,980,000	Landsbanki Islands HF, 7.431% due 10/19/17(a)(b)(c)(d)(e)	1,188
1,760,000	Natixis, 10.000% due 4/30/18(b)(c)(d)	1,057,375
3,974,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15(b)(c)(d)	2,904,187
300,000	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17(c)(d)	121,633
	RSHB Capital, Loan Participation Notes, Secured Notes:
1,863,000	7.175% due 5/16/13(b)	1,779,165
5,400,000	7.125% due 1/14/14(b)	5,103,000
5,272,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(b)(c)(d)	2,110,956
366,000	SunTrust Bank, Subordinated Notes, 5.450% due 12/1/17	321,985
2,256,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(c)	1,469,175
239,000	SunTrust Preferred Capital I, 5.853% due 12/15/11(c)(d)	162,603
4,090,000	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11(c)(d)	2,454,834
	Wachovia Corp.:
1,124,000	Senior Notes, 5.750% due 6/15/17	1,110,637
3,811,000	Subordinated Notes, 5.625% due 10/15/16	3,646,014
1,809,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	1,342,459
6,010,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(c)(d)	4,992,116
	Total Commercial Banks	40,623,824
	Consumer Finance — 4.8%
3,449,000	Aiful Corp., Notes, 6.000% due 12/12/11(b)	1,690,793
	American Express Co.:
710,000	Notes, 7.000% due 3/19/18	690,540
110,000	Senior Notes, 8.125% due 5/20/19	114,344
5,159,000	Subordinated Debentures, 6.800% due 9/1/66(c)	3,719,293
1,000,000	Capital One Financial Corp., Senior Notes, 6.750% due 9/15/17	958,259

See Notes to Financial Statements.

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Consumer Finance — 4.8% continued
$2,600,000	Ford Motor Credit Co., Senior Notes, 12.000% due 5/15/15	$2,433,868
	GMAC LLC:
	Senior Notes:
2,158,000	7.500% due 12/31/13(b)	1,694,030
2,379,000	8.000% due 11/1/31(b)	1,689,090
710,000	Subordinated Notes, 8.000% due 12/31/18(b)	457,950
1,902,000	Nelnet Inc., Notes, 7.400% due 9/29/36(c)	1,053,860
	SLM Corp.:
	Medium-Term Notes:
3,325,000	5.000% due 10/1/13	2,691,890
454,000	5.050% due 11/14/14	351,650
816,000	5.625% due 8/1/33	503,669
540,000	Senior Notes, 8.450% due 6/15/18	462,644
	Total Consumer Finance	18,511,880
	Diversified Financial Services — 11.0%
3,734,000	AES El Salvador Trust, Senior Notes, 6.750% due 2/1/16(b)	2,685,500
1,752,000	AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67(b)(c)	368,239
2,342,000	Capital One Bank, Notes, 5.750% due 9/15/10	2,387,920
4,730,000	Citigroup Inc., Notes, 6.875% due 3/5/38	4,189,451
	General Electric Capital Corp.:
270,000	Medium-Term Notes, 6.750% due 3/15/32	243,044
1,400,000	Senior Notes, 5.900% due 5/13/14	1,430,422
50,000	Senior Notes, Medium-Term Notes, 6.150% due 8/1/37	41,308
2,400,000	Subordinated Debentures, 6.375% due 11/15/67(c)	1,603,642
2,695,000	Goldman Sachs Capital I, Capital Securities, 6.345% due 2/15/34	2,180,223
3,680,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12(c)(d)	2,244,101
1,933,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65(b)(c)	744,205
	International Lease Finance Corp.:
1,320,000	Medium-Term Notes, 6.375% due 3/25/13	1,005,049
5,351,000	Notes, 5.875% due 5/1/13	4,056,326
	JPMorgan Chase & Co., Subordinated Notes:
2,782,000	6.625% due 3/15/12	2,930,573
6,176,000	6.125% due 6/27/17	6,111,627
1,263,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16(c)(d)	1,107,151
2,194,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17(b)(c)(d)	1,764,568

See Notes to Financial Statements.

8	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Financial Services — 11.0% continued
	TNK-BP Finance SA, Senior Notes:
$1,394,000	7.500% due 7/18/16(b)	$1,195,355
360,000	7.875% due 3/13/18(b)	298,800
7,238,000	ZFS Finance USA Trust II, Bonds, 6.450% due 12/15/65(b)(c)	5,573,260
	Total Diversified Financial Services	42,160,764
	Insurance — 4.3%
1,078,000	ACE INA Holdings Inc., Senior Notes, 5.700% due 2/15/17	1,075,028
1,771,000	Allstate Corp., Junior Subordinated Debentures, 6.500% due 5/15/57(c)	1,319,395
2,064,000	American International Group Inc., Junior Subordinated Debentures, 6.250% due 3/15/37	541,800
1,301,000	Chubb Corp., Junior Subordinated Notes, 6.375% due 3/29/67(c)	1,042,299
1,063,000	Everest Reinsurance Holdings Inc., Subordinated Notes, 6.600% due 5/15/37(c)	659,942
	Hartford Financial Services Group Inc.:
500,000	Junior Subordinated Debentures, 8.125% due 6/15/38(c)	350,490
550,000	Senior Notes, 6.300% due 3/15/18	447,949
1,240,000	Liberty Mutual Group, Junior Subordinated Bonds, 7.800% due 3/15/37(b)	695,660
4,027,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	2,886,856
	Prudential Financial Inc.:
1,410,000	Junior Subordinated Debentures, 8.875% due 6/15/38(c)	1,171,979
1,670,000	Medium-Term Notes, 5.150% due 1/15/13	1,621,928
4,066,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37(c)	3,281,758
1,709,000	Willis North America Inc., Senior Notes, 5.625% due 7/15/15	1,501,727
	Total Insurance	16,596,811
	Real Estate Investment Trusts (REITs) — 0.4%
2,229,000	iStar Financial Inc., Senior Secured Notes, 10.000% due 6/15/14(b)	1,650,918
	Thrifts & Mortgage Finance — 1.1%
4,110,000	Countrywide Financial Corp., Medium-Term Notes, 5.800% due 6/7/12	4,138,355
	TOTAL FINANCIALS	144,760,940
HEALTH CARE — 6.6%
	Health Care Equipment & Supplies — 0.6%
872,000	Baxter International Inc., Senior Notes, 5.900% due 9/1/16	941,259
1,209,000	Hospira Inc., Senior Notes, 6.050% due 3/30/17	1,182,500
	Total Health Care Equipment & Supplies	2,123,759

See Notes to Financial Statements.

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Health Care Providers & Services — 5.5%
$2,695,000	Aetna Inc., Senior Notes, 6.000% due 6/15/16	$2,666,624
1,671,000	Cardinal Health Inc., Senior Notes, 5.800% due 10/15/16	1,619,799
3,303,000	HCA Inc., Senior Notes, 6.500% due 2/15/16	2,683,688
3,657,000	Humana Inc., Senior Notes, 6.300% due 8/1/18	3,054,330
5,236,000	UnitedHealth Group Inc., Senior Notes, 5.000% due 8/15/14	5,098,895
2,603,000	Universal Health Services Inc., Notes, 7.125% due 6/30/16	2,615,674
3,380,000	WellPoint Health Networks Inc., Notes, 6.375% due 1/15/12	3,522,981
	Total Health Care Providers & Services	21,261,991
	Pharmaceuticals — 0.5%
1,850,000	Abbott Laboratories, Senior Notes, 5.125% due 4/1/19	1,908,458
	TOTAL HEALTH CARE	25,294,208
INDUSTRIALS — 2.3%
	Industrial Conglomerates — 1.5%
120,000	Tyco International Group SA, Senior Notes, 6.375% due 10/15/11	126,515
3,651,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	3,459,125
2,370,000	United Technologies Corp., Senior Notes, 5.400% due 5/1/35	2,323,449
	Total Industrial Conglomerates	5,909,089
	Road & Rail — 0.8%
2,988,000	Union Pacific Corp., Debentures, 6.625% due 2/1/29	3,084,862
	TOTAL INDUSTRIALS	8,993,951
INFORMATION TECHNOLOGY — 0.5%
	IT Services — 0.5%
1,540,000	Electronic Data Systems Corp., Notes, 7.450% due 10/15/29	1,864,479
MATERIALS — 5.1%
	Chemicals — 0.9%
830,000	Dow Chemical Co., Notes, 5.700% due 5/15/18	734,719
990,000	Lubrizol Corp., Senior Notes, 8.875% due 2/1/19	1,152,051
630,000	Potash Corp. of Saskatchewan Inc., Senior Notes, 6.500% due 5/15/19	680,084
950,000	PPG Industries Inc., Notes, 5.750% due 3/15/13	988,321
	Total Chemicals	3,555,175
	Metals & Mining — 4.0%
1,570,000	Alcoa Inc., Notes, 6.000% due 7/15/13	1,535,246
1,000,000	Barrick Gold Financeco LLC, Senior Notes, 6.125% due 9/15/13	1,074,014
5,789,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	5,840,626
990,000	Rio Tinto Finance USA Ltd., Senior Notes, 9.000% due 5/1/19	1,102,221
4,919,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	4,682,913
1,220,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(b)	1,116,300
	Total Metals & Mining	15,351,320

See Notes to Financial Statements.

10	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Paper & Forest Products — 0.2%
$609,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	$609,589
	TOTAL MATERIALS	19,516,084
TELECOMMUNICATION SERVICES — 10.2%
	Diversified Telecommunication Services — 7.3%
963,000	AT&T Corp., Senior Notes, 8.000% due 11/15/31	1,114,578
	AT&T Inc., Global Notes:
2,730,000	5.600% due 5/15/18	2,749,492
570,000	6.550% due 2/15/39	570,840
1,155,000	British Telecommunications PLC, Bonds, 9.625% due 12/15/30	1,283,570
4,478,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	4,591,204
	Embarq Corp.:
2,718,000	Notes, 7.995% due 6/1/36	2,396,189
1,886,000	Senior Notes, 6.738% due 6/1/13	1,905,420
1,247,000	France Telecom SA, Notes, 8.500% due 3/1/31	1,606,041
	Koninklijke KPN NV, Senior Notes:
1,109,000	8.000% due 10/1/10	1,163,992
1,380,000	8.375% due 10/1/30	1,581,565
848,000	SBC Communications Inc., Notes, 5.100% due 9/15/14	881,893
3,850,000	Telecom Italia Capital SpA, Senior Notes, 6.000% due 9/30/34	3,261,397
	Telefonica Emisiones SAU, Senior Notes:
20,000	5.877% due 7/15/19	20,659
2,695,000	7.045% due 6/20/36	2,995,921
	Verizon Global Funding Corp., Senior Notes:
1,540,000	7.750% due 6/15/32	1,720,625
144,000	5.850% due 9/15/35	134,365
	Total Diversified Telecommunication Services	27,977,751
	Wireless Telecommunication Services — 2.9%
650,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	638,564
3,500,000	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	4,277,287
2,289,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.250% due 6/15/13	2,429,334
	Sprint Capital Corp.:
1,320,000	Global Notes, 6.900% due 5/1/19	1,098,900
	Senior Notes:
240,000	8.375% due 3/15/12	237,600
3,000,000	8.750% due 3/15/32	2,430,000
	Total Wireless Telecommunication Services	11,111,685
	TOTAL TELECOMMUNICATION SERVICES	39,089,436

See Notes to Financial Statements.

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	11

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

UTILITIES — 6.1%
	Electric Utilities — 5.0%
	Commonwealth Edison Co., First Mortgage Bonds:
$390,000	5.800% due 3/15/18	$396,722
1,040,000	6.450% due 1/15/38	1,076,268
130,000	CP&L Inc., First Mortgage Secured Bonds, 5.300% due 1/15/19	135,973
2,540,000	Duke Energy Corp., Senior Notes, 6.300% due 2/1/14	2,745,013
1,040,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(b)	1,079,000
	FirstEnergy Corp., Notes:
283,000	6.450% due 11/15/11	295,545
5,883,000	7.375% due 11/15/31	5,567,395
	Pacific Gas & Electric Co.:
2,605,000	First Mortgage Bonds, 6.050% due 3/1/34	2,711,292
500,000	Senior Notes, 8.250% due 10/15/18	611,196
3,080,000	Progress Energy Inc., Senior Notes, 7.750% due 3/1/31	3,628,727
720,000	Virginia Electric and Power Co., Senior Notes, 8.875% due 11/15/38	968,012
	Total Electric Utilities	19,215,143
	Independent Power Producers & Energy Traders — 1.1%
	Energy Future Holdings Corp., Senior Notes:
10,000	10.875% due 11/1/17	7,350
3,349,600	11.250% due 11/1/17(f)	2,060,004
	TXU Corp., Senior Notes:
38,000	5.550% due 11/15/14	24,184
3,349,000	6.500% due 11/15/24	1,694,865
1,043,000	6.550% due 11/15/34	506,647
	Total Independent Power Producers & Energy Traders	4,293,050
	TOTAL UTILITIES	23,508,193
	TOTAL CORPORATE BONDS & NOTES (Cost — $429,921,535)	353,877,886
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%
	Thornburg Mortgage Securities Trust:
1,689,958	6.190% due 9/25/37(c)	1,087,958
1,783,407	6.207% due 9/25/37(c)	1,291,857
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $3,442,485)	2,379,815
CONVERTIBLE BOND & NOTE — 0.1%
CONSUMER DISCRETIONARY — 0.1%
	Media — 0.1%
490,000	Omnicom Group Inc., Senior Notes, zero coupon bond to yield 0.551% due 7/1/38 (Cost — $417,790)	474,075

See Notes to Financial Statements.

12	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.7%
	U.S. Government Obligations — 0.7%
	U.S. Treasury Notes:
$2,760,000	2.750% due 2/15/19	$2,585,770
6,000	3.125% due 5/15/19	5,805
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $2,668,897)	2,591,575
SHARES
PREFERRED STOCKS — 0.2%
FINANCIALS — 0.2%
	Consumer Finance — 0.1%
594	Preferred Blocker Inc., 7.000%(b)	255,494
	Thrifts & Mortgage Finance — 0.1%
351,225	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(c)(g)*	428,494
46,575	Federal National Mortgage Association (FNMA), 8.250%(c)(g)*	62,411
	Total Thrifts & Mortgage Finance	490,905
	TOTAL PREFERRED STOCKS (Cost — $6,326,006)	746,399
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $442,776,713)	360,069,750
FACE AMOUNT
SHORT-TERM INVESTMENTS — 4.9%
	U.S. Government Agency — 0.2%
$610,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.380% due 1/25/10(g)(h)(i) (Cost — $608,590)	608,925
	Repurchase Agreement — 4.7%
18,124,000	Morgan Stanley tri-party repurchase agreement dated 6/30/09, 0.030% due 7/1/09; Proceeds at maturity — $18,124,015; (Fully collateralized by U.S. government agency obligation, 5.050% due 2/20/29; Market value — $18,831,226) (Cost — $18,124,000)	18,124,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $18,732,590)	18,732,925
	TOTAL INVESTMENTS — 98.8% (Cost — $461,509,303#)	378,802,675
	Other Assets in Excess of Liabilities — 1.2%	4,562,799
	TOTAL NET ASSETS — 100.0%	$383,365,474

*	Non-income producing security.

(a)	Security is currently in default.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

(d)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	13

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CORPORATE BOND FUND

(e)	Illiquid security.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
GMAC	—GeneralMotors Acceptance Corp.

See Notes to Financial Statements.

14	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2009

ASSETS:
Investments, at value (Cost — $461,509,303)	$378,802,675
Cash	201
Interest receivable	6,796,222
Receivable for securities sold	907,412
Receivable for Fund shares sold	243,543
Receivable from broker — variation margin on open futures contracts	48,031
Prepaid expenses	31,339
Total Assets	386,829,423
LIABILITIES:
Payable for Fund shares repurchased	1,534,732
Payable for securities purchased	1,132,552
Investment management fee payable	202,193
Distribution fees payable	118,312
Distributions payable	75,762
Trustees’ fees payable	6,485
Accrued expenses	393,913
Total Liabilities	3,463,949
TOTAL NET ASSETS	$383,365,474
NET ASSETS:
Par value (Note 7)	$410
Paid-in capital in excess of par value	528,566,581
Overdistributed net investment income	(512,178)
Accumulated net realized loss on investments and futures contracts	(62,461,319)
Net unrealized depreciation on investments and futures contracts	(82,228,020)
TOTAL NET ASSETS	$383,365,474
Shares Outstanding:
Class A	29,476,873
Class B	5,907,702
Class C	5,428,684
Class I	139,932
Net Asset Value:
Class A (and redemption price)	$9.37
Class B*	$9.35
Class C*	$9.32
Class I (and redemption price)	$9.37
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$9.79
*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended June 30, 2009

INVESTMENT INCOME:
Interest	$14,416,452
Dividends	16,121
Total Investment Income	14,432,573
EXPENSES:
Investment management fee (Note 2)	1,124,945
Distribution fees (Notes 2 and 5)	660,829
Transfer agent fees (Note 5)	540,637
Shareholder reports (Note 5)	76,267
Registration fees	38,706
Legal fees	24,983
Audit and tax	18,704
Insurance	4,736
Trustees’ fees	3,123
Custody fees	1,994
Miscellaneous expenses	2,676
Total Expenses	2,497,600
NET INVESTMENT INCOME	11,934,973
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1, 3 AND 4):
Net Realized Loss From:
Investment transactions	(15,282,016)
Futures contracts	(794,078)
Net Realized Loss	(16,076,094)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	51,817,005
Futures contracts	2,423,515
Change in Net Unrealized Appreciation/Depreciation	54,240,520
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS	38,164,426
INCREASE IN NET ASSETS FROM OPERATIONS	$50,099,399

See Notes to Financial Statements.

16	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2008	2009	2008
OPERATIONS:
Net investment income	$11,934,973	$29,332,511
Net realized loss	(16,076,094)	(24,482,124)
Change in net unrealized appreciation/depreciation	54,240,520	(122,737,866)
Increase (Decrease) in Net Assets From Operations	50,099,399	(117,887,479)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(12,311,891)	(30,240,701)
Decrease in Net Assets From Distributions to Shareholders	(12,311,891)	(30,240,701)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	29,633,017	59,764,873
Reinvestment of distributions	11,926,223	27,423,612
Cost of shares repurchased	(54,278,186)	(145,133,600)
Decrease in Net Assets From Fund Share Transactions	(12,718,946)	(57,945,115)
INCREASE (DECREASE) IN NET ASSETS	25,068,562	(206,073,295)
NET ASSETS:
Beginning of period	358,296,912	564,370,207
End of period*	$383,365,474	$358,296,912
* Includes overdistributed net investment income of:	$(512,178)	$(135,260)

See Notes to Financial Statements.

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	17

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$8.43	$11.74	$12.16	$12.42	$12.88	$12.92
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.30	0.67	0.58	0.57	0.54	0.56
Net realized and unrealized gain (loss)	0.95	(3.29)	(0.38)	(0.22)	(0.31)	0.25
Total income (loss) from operations	1.25	(2.62)	0.20	0.35	0.23	0.81
LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.69)	(0.62)	(0.61)	(0.58)	(0.62)
Net realized gains	—	—	—	—	(0.11)	(0.23)
Total distributions	(0.31)	(0.69)	(0.62)	(0.61)	(0.69)	(0.85)
NET ASSET VALUE, END OF PERIOD	$9.37	$8.43	$11.74	$12.16	$12.42	$12.88
Total return[4]	15.24%	(23.11)%	1.63%	3.03%	1.82%	6.47%
NET ASSETS, END OF PERIOD (MILLIONS)	$276	$255	$399	$435	$461	$438
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.23%[5]	1.17%	1.10%	1.08%[6]	1.05%	1.06%
Net expenses	1.23 [5]	1.17 [7]	1.10 [7]	1.07 [6,8]	1.05	1.05 [8]
Net investment income	7.10 [5]	6.43	4.87	4.78	4.24	4.37
PORTFOLIO TURNOVER RATE	13%	25%	53%	94%	40%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.06%.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$8.41	$11.71	$12.13	$12.39	$12.85	$12.89
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.26	0.60	0.50	0.50	0.47	0.50
Net realized and unrealized gain (loss)	0.95	(3.28)	(0.39)	(0.22)	(0.31)	0.24
Total income (loss) from operations	1.21	(2.68)	0.11	0.28	0.16	0.74
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.62)	(0.53)	(0.54)	(0.51)	(0.55)
Net realized gains	—	—	—	—	(0.11)	(0.23)
Total distributions	(0.27)	(0.62)	(0.53)	(0.54)	(0.62)	(0.78)
NET ASSET VALUE, END OF PERIOD	$9.35	$8.41	$11.71	$12.13	$12.39	$12.85
Total return[4]	14.83%	(23.60)%	0.91%	2.36%	1.27%	5.94%
NET ASSETS, END OF PERIOD (MILLIONS)	$55	$56	$97	$125	$161	$182
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.01%[5]	1.84%	1.80%	1.72%[6]	1.59%	1.56%
Net expenses	2.01 [5]	1.84 [7]	1.80 [7]	1.72 [6,8]	1.59	1.55 [8]
Net investment income	6.34 [5]	5.76	4.16	4.13	3.70	3.87
PORTFOLIO TURNOVER RATE	13%	25%	53%	94%	40%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.71% and 1.70%, respectively.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008	2007	2006[3]		2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$8.38	$11.67	$12.09	$12.35		$12.81	$12.87
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.26	0.59	0.50	0.49		0.46	0.49
Net realized and unrealized gain (loss)	0.95	(3.27)	(0.39)	(0.22)		(0.30)	0.24
Total income (loss) from operations	1.21	(2.68)	0.11	0.27		0.16	0.73
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.61)	(0.53)	(0.53)		(0.51)	(0.56)
Net realized gains	—	—	—	—		(0.11)	(0.23)
Total distributions	(0.27)	(0.61)	(0.53)	(0.53)		(0.62)	(0.79)
NET ASSET VALUE, END OF PERIOD	$9.32	$8.38	$11.67	$12.09		$12.35	$12.81
Total return[4]	14.89%	(23.67)%	0.91%	2.34%		1.24%	5.86%
NET ASSETS, END OF PERIOD (MILLIONS)	$51	$45	$68	$71		$72	$60
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.97%[5]	1.89%	1.80%	1.76%[6]		1.69%	1.58%
Net expenses	1.97 [5]	1.89 [7]	1.80 [7]	1.73	[6],8	1.69	1.57 [8]
Net investment income	6.36 [5]	5.73	4.18	4.12		3.61	3.85
PORTFOLIO TURNOVER RATE	13%	25%	53%	94%		40%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.74% and 1.72%, respectively.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$8.42	$11.72	$12.16	$12.41	$12.87	$12.91
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.32	0.68	0.63	0.63	0.59	0.62
Net realized and unrealized gain (loss)	0.96	(3.24)	(0.41)	(0.22)	(0.31)	0.24
Total income (loss) from operations	1.28	(2.56)	0.22	0.41	0.28	0.86
LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)	(0.74)	(0.66)	(0.66)	(0.63)	(0.67)
Net realized gains	—	—	—	—	(0.11)	(0.23)
Total distributions	(0.33)	(0.74)	(0.66)	(0.66)	(0.74)	(0.90)
NET ASSET VALUE, END OF PERIOD	$9.37	$8.42	$11.72	$12.16	$12.41	$12.87
Total return[4]	15.68%	(22.72)%	1.80%	3.54%	2.23%	6.87%
NET ASSETS, END OF PERIOD (MILLIONS)	$1	$2	$0 [5]	$158	$286	$319
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.69%[6]	0.75%	0.66%	0.65%[7]	0.65%	0.65%
Net expenses	0.69 [6]	0.75 [8]	0.66 [8]	0.65 [7,9]	0.65	0.64 [9]
Net investment income	7.53 [6]	6.80	5.13	5.22	4.63	4.79
PORTFOLIO TURNOVER RATE	13%	25%	53%	94%	40%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than $0.5 million.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.64%.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Corporate Bond Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the ”1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments:
Corporate bonds & notes	—	$353,877,886	—	$353,877,886
Collateralized mortgage obligations	—	2,379,815	—	2,379,815
Convertible bond & note	—	474,075	—	474,075
U.S. government & agency obligations	—	2,591,575	—	2,591,575
Preferred stocks	$490,905	255,494	—	746,399
Total long-term investments	490,905	359,578,845	—	360,069,750
Short-term investments:
U.S. government agency	—	608,925	—	608,925
Repurchase agreements	—	18,124,000	—	18,124,000
Total short-term investments	—	18,732,925	—	18,732,925
Total investments	$490,905	$378,311,770	—	$378,802,675
Other financial instruments:
Futures contracts	478,608	—	—	478,608
Total	$969,513	$378,311,770	—	$379,281,283

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Credit and market risk. Investments in securities which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments

24	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(i) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses in the Statement of Operations.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	25

Notes to financial statements (unaudited) continued

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.65%
Over $500 million	0.60

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2009, LMIS and its affiliates received sales charges of approximately $11,600 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$13,800	$1,500

*	Amount represents less than $100.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments) were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$37,574,321	$5,871,775
Sales	56,972,168	6,366,039

26	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,648,370
Gross unrealized depreciation	(90,354,998)
Net unrealized depreciation	$(82,706,628)

At June 30, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury 5-Year Notes	85	9/09	$9,880,117	$9,751,094	$(129,023)
Contracts to Sell:
U.S. Treasury 10-Year Notes	301	9/09	$35,637,583	$34,995,953	641,630
U.S. Treasury 30-Year Bonds	24	9/09	2,806,626	2,840,625	(33,999)
					607,631
Net unrealized gain on open futures contracts					$478,608

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2009.

ASSET DERIVATIVES
	INTEREST RATE CONTRACTS RISK[1]	OTHER CONTRACTS RISK[2]	TOTAL
Futures contracts[3]	$641,630	—	$641,630

[1]	Balance sheet location: Receivables, Net Assets - Unrealized appreciation (depreciation)

[2]	Balance sheet location: Receivables

[3]	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

LIABILITY DERIVATIVES
	INTEREST RATE CONTRACTS RISK[1]	OTHER CONTRACTS RISK[2]	TOTAL
Futures contracts[3]	$(163,022)	—	$(163,022)

[1]	Balance sheet location: Payables, Net Assets - Unrealized appreciation (depreciation)

[2]	Balance sheet location: Payables

[3]	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$(794,078)	—	$(794,078)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$2,423,515	—	$2,423,515

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$310,349	$284,800	$60,781
Class B	193,818	133,859	10,548
Class C	156,662	121,977	4,937
Class I	—	1	1
Total	$660,829	$540,637	$76,267

28	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

6. Distributions to shareholders by class

	SIX MONTHS ENDED JUNE 30, 2009	YEAR ENDED DECEMBER 31, 2008
Net investment income:
Class A	$9,089,642	$22,195,920
Class B	1,694,507	4,636,599
Class C	1,473,186	3,397,525
Class I	54,556	10,657
Total	$12,311,891	$30,240,701

7. Shares of beneficial interest

At June 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JUNE 30, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	1,989,027	$16,535,560	3,410,897	$34,109,645
Shares issued on reinvestment	1,050,131	8,841,992	2,004,439	20,145,514
Shares repurchased	(3,791,244)	(31,581,048)	(9,168,800)	(92,624,352)
Net decrease	(752,086)	$(6,203,496)	(3,753,464)	$(38,369,193)
Class B
Shares sold	296,483	$2,464,493	583,870	$6,127,875
Shares issued on reinvestment	196,275	1,646,454	421,720	4,239,620
Shares repurchased	(1,205,718)	(9,968,943)	(2,654,613)	(27,177,631)
Net decrease	(712,960)	$(5,857,996)	(1,649,023)	$(16,810,136)
Class C
Shares sold	1,144,902	$9,524,567	1,743,949	$17,532,345
Shares issued on reinvestment	166,770	1,395,435	304,244	3,030,395
Shares repurchased	(1,317,248)	(10,786,267)	(2,462,791)	(25,184,663)
Net increase (decrease)	(5,576)	$133,735	(414,598)	$(4,621,923)
Class I
Shares sold	132,100	$1,108,397	237,144	$1,995,008
Shares issued on reinvestment	4,989	42,342	813	8,083
Shares repurchased	(245,553)	(1,941,928)	(13,213)	(146,954)
Net increase (decrease)	(108,464)	$(791,189)	224,744	$1,856,137

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	29

Notes to financial statements (unaudited) continued

8. Capital loss carryforward

As of December 31, 2008, the Fund had a net capital loss carryforward of approximately $30,394,718, of which $13,489,887 expires in 2014, $2,662,743 expires in 2015 and $14,242,088 expires in 2016. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including

30	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct.

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	31

Notes to financial statements (unaudited) continued

The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM,

32	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset/CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and

Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report	33

Notes to financial statements (unaudited) continued

recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

12. Subsequent event

The Board of Trustees of the Fund recently approved a reorganization (the “reorganization”) pursuant to which the Fund acquired the assets and liabilities of Legg Mason Investment Grade Income Portfolio (the “Acquired Fund”).

At the close of business on July 10, 2009 (the “reorganization date”), shares of the Fund were distributed to Acquired Fund shareholders, and the Acquired Fund was terminated. Under the reorganization, Acquired Fund shareholders received shares of the Fund with the same aggregate net asset value as their existing shares on the reorganization date.

Additionally, as of the reorganization date, newly-created Class P shares of the Fund were made available for purchase only by shareholders who owned Primary Shares of the Acquired Fund at the close of the reorganization. The Fund’s prospectus contains information about the fees and expenses, exchange privileges and other features of Class P shares.

34	Legg Mason Partners Corporate Bond Fund 2009 Semi-Annual Report

Legg Mason Partners Corporate Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co–transfer agents

Boston Financial Data Services, Inc

2 Heritage Drive

Quincy, Massachusetts 02171

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS CORPORATE BOND FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02352 8/09 SR09-882

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	September 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	September 2, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date:	September 2, 2009